SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2006

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Royal Poinciana Way

Suite 306

Palm Beach, Florida 33480

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 835-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 30, 2006, Innkeepers USA Trust issued a press release announcing dividends on its common and Series C Cumulative Preferred shares of beneficial interest for the third quarter of 2006. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated August 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNKEEPERS USA TRUST
(Registrant)

Date: August 30, 2006	By:	/s/ Mark A. Murphy
Mark A. Murphy
General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated August 30, 2006.